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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 31, 2000


                                 EARTHWEB INC.
              (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      000-25017                13-3899472
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


         3 PARK AVENUE, NEW YORK, NEW YORK                       10016
      (Address of Principal Executive Offices)                (Zip Code)


                                (212) 725-6550
             (Registrant's telephone number, including area code)
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ITEM 5 Other Events.

        On March 31, 2000, EarthWeb, Inc. issued 39,678 shares of its common stock, par value $.01 per share (the "Shares"), with a value of $1,000,000 based on the average closing price for the five trading days immediately preceding March 30, 2000, to Cambridge Technology Partners (Massachusetts), Inc. ("CTP"). The Shares were issued in payment of the installment then due with respect to the acquisition by EarthWeb of Cambridge Information Network (CIN), a leading Web site for IT professionals, from CTP. The Shares are registered under, and issued pursuant to, EarthWeb's Registration Statement on Form S-4 (No. 333-91463).
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EarthWeb Inc.


Dated: April 4, 2000                       By: /s/ Jack D. Hidary
                                               ------------------
                                               Jack D. Hidary
                                               President and Chief Executive
                                               Officer